UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 22, 2004
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                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)



         Delaware                     0-22624                   05-0473908
         Delaware                     1-11432                   05-0475617
         Delaware                     1-11436                   22-3182164
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)




1000 Columbia Avenue
Linwood, Pennsylvania                                                  19061
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)    Exhibits

Exhibit
Number     Description

99.1       Press Release dated January 22, 2004 issued by Foamex International
           Inc.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is furnished under Item 12, "Results of Operations and Financial Condition". This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. On January 22, 2004, Foamex International Inc. issued a press release relating to the restatement of the first three quarters of 2003 which is being furnished as an exhibit to this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 22, 2004

                            FOAMEX INTERNATIONAL INC.

                            By:  /s/ K. Douglas Ralph
                                 ---------------------------------------
                                 Name:  K. Douglas Ralph
                                 Title: Executive Vice President and
                                        Chief Financial Officer


                            FOAMEX L.P.
                            By:  FMXI, INC.,
                                 its Managing General Partner

                            By:  /s/ K. Douglas Ralph
                                ---------------------------------------
                                Name:  K. Douglas Ralph
                                Title: Executive Vice President and
                                       Chief Financial Officer


                            FOAMEX CAPITAL CORPORATION

                            By:  /s/ K. Douglas Ralph
                                 ---------------------------------------
                            Name:  K. Douglas Ralph
                            Title: Executive Vice President and
                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description

99.1        Press Release dated January 22, 2004 issued by Foamex International
            Inc.